Exhibit 10.3

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of November 20, 2006 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Signature Fruit Company, LLC (collectively, the “Borrowers”), (2) the lending institutions party to the Credit Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), (3) Bank of America, N.A. (“Bank of America”) as administrative agent (the “Administrative Agent”) for the Lenders and (4) Bank of America as collateral agent for the Lenders and as an Issuing Bank and as Swing Line Lender (in such respective capacities, the “Collateral Agent”, an “Issuing Bank” and/or “Swing Line Lender” as the case may be) with respect to a certain Amended and Restated Revolving Credit Agreement dated as of August 18, 2006, by and among the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Documentation Agent party thereto (as amended from time to time, the  “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.           Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the same meanings herein as therein.

§2.           Ratification of Existing Agreements. All of the Borrowers’ obligations and liabilities to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Credit Agreement, the Notes and the other Loan Documents, are, by each Borrower’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Borrower’s execution of this Agreement, each of the Borrowers represents and warrants that no Borrower has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3.           Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Borrowers in the Credit Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

§4.           Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

(a)           Representations and Warranties. All of the representations and warranties made by the Borrowers herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof.

(b)           Performance; No Event of Default. The Borrowers shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

(c)           Action. All requisite corporate or other action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection therewith shall have been duly and effectively taken.

(d)           Expenses and Fees. The Borrowers shall have paid to the Administrative Agent the reasonable fees and expenses of counsel to the Administrative Agent in connection with the preparation of this Agreement.

(e)           Evidence of Payment in Full of Hancock Signature Note Agreement Loans. Signature Fruit shall have paid in full the Hancock Signature Note Agreement  Loans and provided evidence of such payment in form and substance satisfactory to the Administrative Agent.

(f)           Delivery. The Borrowers, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement. In addition, the Borrowers shall have executed and delivered such further instruments and taken such further action as the Administrative Agent and the Required Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Credit Agreement and the other Loan Documents.

§5.           Amendments to the Credit Agreement

(a)           Amendments to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in their appropriate alphabetical places to read as follows:

“GE-BP. GE Commercial Finance Business Property Corporation, a Delaware corporation.”

“GE/Signature Financing Conditions. The fulfillment by the Borrowers of each of the following conditions on or prior to the date of the closing of the financing contemplated by the GE/Signature Mortgage Loan Documents:

(a)           the Borrowers shall have delivered to the Administrative Agent copies of the GE/Signature Mortgage Loan Documents, certified as being true, correct and complete by a member of Senior Management of the Parent;

(b)           a mortgagee waiver with respect to the Signature Plant 7  Property shall have been executed and delivered by GE-BP in favor of the  Collateral Agent in form and substance satisfactory to the Collateral Agent; and

(c)           the Borrowers shall have complied with their obligation to repay Loans from the proceeds of such financing in accordance with  §3.2.3(a).”

“GE/Signature Mortgage Indebtedness. The Indebtedness of Signature Fruit and the Parent to GE-BP under the GE/Signature Mortgage Loan Documents, in an aggregate principal amount not to exceed $23,800,000.”

“GE/Signature Mortgage Loan Documents. The documents entered into by Signature Fruit, the Parent and GE-BP relating to the financing of the Signature Plant 7 Property, each in form and substance satisfactory to the Administrative Agent.”

“Signature Plant 1 Property. The real property and improvements owned by Signature Fruit located at 555 Mariposa Road in Modesto, Stanislaus County, California, consisting of a processing facility parcel (Assessor ID No. 036-008- 036-000, approximately 33 acres) and a warehouse facility parcel (Assessor ID No. 036-024-008-000, approximately 67.24 acres).”

“Signature Plant 1 Warehouses. The warehouse facility parcel described in the definition of Signature Plant 1 Property, together with the warehouses located thereon.”

“Signature Plant 7 Property. The real property and improvements owned by Signature Fruit located at 2801 Finch Road in Modesto, Stanislaus County, California.”

(b)           Amendments to Section 3.2 of the Credit Agreement. Section 3.2 of

the Credit Agreement is hereby amended by inserting a new Section 3.2.3 immediately following Section 3.2.2 thereof to read in its entirety as follows:

“3.2.3 Additional Mandatory Prepayments. In addition to the requirements of §3.2.2:

(a)           on or prior to the earlier to occur of (i) the consummation of the financing contemplated by the GE/Signature Mortgage Loan Documents and (ii) December 31, 2006, the Borrowers shall repay an amount in respect of the Loans equal to the greater of (A) the net proceeds of such financing (if it shall occur) or (B) $20,000,000, in any case in a one-time repayment from a source other than the proceeds of any Loan; and

(b)           on or prior to the earlier to occur of (i) the consummation of the sale of the Signature Plant 1 Warehouses and (ii) June 30, 2007, the Borrowers shall repay an amount in respect of the Loans equal to the greater of (i) the net proceeds of such sale (if it shall occur) or (ii) $20,000,000, in any case in a one-time repayment from a source (including the financing contemplated by Section 9.1(1) hereof) other than the proceeds of any Loan.”

(c)           Amendment to Section 7.17 of the Credit Agreement. Effective as of October 24, 2006, Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.17.1.                                General. The proceeds of the Loans shall be used (a) on the Effective Date to finance a portion of the amount needed to finance the acquisition of Signature Fruit, (b) to refinance on the Effective Date certain existing Indebtedness of the Borrowers, (c) to make Permitted Acquisitions, (d) to finance the repayment in full of the Hancock Signature Note Agreement Loans, and (e) for working capital and general corporate purposes. The Borrowers will obtain Letters of Credit solely for working capital and general corporate purposes.”

(d) Amendments to Section 8.4 of the Credit Agreement. Subsections (b) and (e) of Section 8.4 of the Credit Agreement are each hereby amended and restated in their entirety to read as follows:

“(b)           (i) with respect to each of the first three Fiscal Quarters of each fiscal year of the Parent during which the Excess Availability Percentage is not less than 30% for any period of five (5) consecutive Business Days or longer during such Fiscal Quarter (or for any such period continuing from a prior Fiscal Quarter into such Fiscal Quarter), as soon as practicable, but in any event not later than forty-five (45) days after the end of each such Fiscal Quarter, copies of the unaudited consolidated and consolidating balance sheet of Parent and its Subsidiaries as at the end of such quarter, and the related consolidated and consolidating statement of income and consolidated statement of cash flow for the portion of Parent’s fiscal year then elapsed, together with, in the case of the consolidated statements, comparisons to corresponding quarterly and year-to-date periods for the previous year, all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial or accounting officer of Parent that the information contained in such financial statements fairly presents the financial position of Parent and its Subsidiaries on the date thereof (subject to year-end adjustments) and (ii) with respect to each of the first eleven (11) months of each fiscal year of the Parent during which the Excess Availability Percentage is less than 30% for any period of five (5) consecutive Business Days or longer during such month (or for any such period continuing from a prior month into such month), as soon as practicable, but in any event not later than thirty (30) days after the end of each such month, copies of the unaudited internally prepared consolidated and consolidating balance sheet of Parent and its Subsidiaries as at the end of such month, and the related internally prepared consolidated and consolidating statement of income and consolidated statement of cash flow for the portion of Parent’s fiscal year then elapsed, all iii reasonable detail and prepared on a basis consistent with past practices, together with a certification by the principal financial or accounting officer of Parent that such financial statements are an accurate presentation of the financial position of Parent and its Subsidiaries on the date thereof (subject to year-end adjustments);”

“(e)           within twenty (20) days after the end of each fiscal month or at such earlier time as the Administrative Agent may reasonably request, (i) a Borrowing Base Report setting forth the Borrowing Base as at the end of such fiscal month or other date so requested by the Administrative Agent and (ii) a listing of all locations where  inventory of Signature Fruit is located and the value of the inventory located thereon, in form and detail satisfactory to the Administrative Agent; provided that the Borrowing Base Report will be delivered weekly setting forth the Borrowing Base as at the end of each calendar week within five (5) days after the ending of each week during which the Excess Availability Percentage is less than 30% for each Business Day of such week (or for any period of five (5) consecutive Business Days ending during such week); it being understood that such weekly Borrowing Base Reports shall reflect changes in Accounts Receivable and that changes in inventory and ineligible Accounts Receivable and inventory will continue to be updated on a monthly basis;”

(e)           Amendments to Section 9.1 of the Credit Agreement.

(i)           Subsection (j) of Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j)           the GE/Signature Mortgage Indebtedness, provided that the GE/Signature Financing Conditions have been met;”

(ii)           Subsection (k) of Section 9.1 of the Credit Agreement is hereby amended by deleting the period at the end of such subsection and replacing it with “;and” and a new subsection (1) is hereby added immediately following subsection (k) to read in its entirety as follows:

“(1)           Indebtedness of Signature Fruit (and any guaranty thereof by the Parent) in an aggregate principal amount not to exceed $20,000,000 secured by a mortgage on the Signature Plant 1 Property and assets related thereto (and no other assets of the Borrowers), all pursuant to documentation in form and substance satisfactory to the Administrative Agent; provided that the net proceeds of such Indebtedness are used solely to make the mandatory prepayment of the Loans required under Section 3.2.3(b)(ii) hereof in the event that the sale of the Signature Plant 1 Warehouses contemplated by such section is not consummated.”

(f) Amendments to Section 9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended as follows:

(i)           subsection (xi) thereof is hereby amended by deleting the phrase “and the Hancock Signature Note Agreement Loans” appearing at the end of such subsection; and

(ii)           by deleting the word “and” appearing at the end of clause (xii) thereof replacing the period at the end of clause (xiii) thereof with”; and”, and inserting new clauses (xiv) and (xv) to read in their entireties as follows:

“(xiv)           Liens on the Signature Plant 7 Property and assets related thereto in favor of GE-BP under the GE/Signature Mortgage Loan Documents, without giving effect to any amendments, restatements or other modifications thereof, securing the GE/Signature Mortgage Indebtedness; and”

“(xv) Liens on the Signature Plant 1 Property and assets related thereto securing the Indebtedness of the Borrowers described in Section 9.1(1) hereof without giving effect to any amendments, restatements or other modifications of the documentation giving effect to such Liens.”

(g)           Amendments to Section 9.5.2(d) of the Credit Agreement. Subsection (d) of Section 9.5.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) the sale of the Signature Plant 1 Property and”

§6.           Miscellaneous Provisions.

(a)           Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Notes and the other Loan Documents shall remain the same. The Credit Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Credit Agreement, shall be read and construed as one instrument.

(b)           This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of New York, excluding any choice of law or conflicts of law principles that would permit or require the applications of the laws of another jurisdiction.

(c)           This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

IN WITNESS WREREOF, the undersigned have duly executed this First Amendment Agreement as of the date first set forth above.

SENECA FOODS CORPORATION

By: /s/Roland E. Breunig
Name: Roland E Breunig
Title: CFO

SENECA SNACK COMPANY

By:/s/Jeffrey Van Riper
Name:Jeffrey Van Riper
Title:  Secretary

SIGNATURE FRUIT COMPANY, LLC

By: /s/Jeffrey Van Riper
Name: Jeffrey Van Riper
Title: Secretary

The undersigned acknowledges and accepts
the foregoing and ratifies and confirms its
obligations under the Marion Guaranty:

MARION FOODS, INC.
By: /s/Jeffrey Van Riper
Name: Jeffrey Van Riper
Title: Secretary

[Signature Page to First Amendment Agreement)
BANK OF AMERICA, NA.,
Individually, as a Len r, as Administrative
Agent, as Collateral Agent and as Issuing Bank

By:/s/Lisa Freeman                                                      _
Name: Lisa Freeman
Title: Senior Vice President

[Signature Page to First Amendment Agreement]

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender and as Syndication Agent

By: /s/ Meenoo Sameer
Name: Meenoo Sameer
Title:   Duly Authorized Signatory

[Signature Page to First Amendment Agreement

COOPERATIEVE CENTRALE RA1FFETSEN- BOERENLEENBANK B.A., “RAIIOBANK INTERNATIONAL”, NEW YORK BRANCH,

as a Lender and as Documentation Agent

Name  Brett Delfino
Title: Executive Director
Name:  Brett Delfino
Title: Executive Director

[Signature Page to First Amendment Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/John W Ball
Name:  John W Ball
Title:    Vice President

[Signature Page to First Amendment Agreement)